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                                                                    EXHIBIT 99.1

                           UNITED STATES OF AMERICA
                                  Before the
                         OFFICE OF THRIFT SUPERVISION

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In the Matter of:                               OTS Order No.:

Life Financial Corporation,                     Date:
OTS Docket No. H-2834
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                    STIPULATION AND CONSENT TO ISSUANCE OF
                    --------------------------------------
                           ORDER TO CEASE AND DESIST
                           -------------------------

     WHEREAS, the Office of Thrift Supervision (OTS), based upon information derived from the exercise of its regulatory responsibilities, is of the opinion that grounds exist to initiate an administrative cease and desist proceeding against Life Financial Corporation (Life Financial), OTS Docket No. H-2834, pursuant to Section 8 of the Federal Deposit Insurance Act (FDIA), 12 U.S.C. (S) 1818(b)(1)./1/

     WHEREAS, Life Financial desires to cooperate with the OTS and to avoid the time and expense of such administrative proceeding and, therefore, hereby stipulates and agrees to the following terms:

     1. Jurisdiction.
        ------------

  a) Life Financial owns one hundred percent (100%) of the outstanding common stock of Life Bank, F.S.B., Riverside, California, (the Institution), an insured savings association, and is a savings and loan holding company as that term is defined at 12 U.S.C. (S) 1467a(a)(1)(D).



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/1/ All references to the United States Code (USC) are as amended.

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  b) Pursuant to 12 U.S.C. (S) 1818(b)(9), the "appropriate Federal banking agency" may initiate cease-and-desist proceedings against a savings and loan holding company in the same manner and to the same extent as savings associations for regulatory violations and unsafe or unsound acts or practices.

  c) Pursuant to 12 U.S.C. (S) 1813(q), the Director of the OTS is the "appropriate Federal banking agency" with authority to initiate cease-and-desist proceedings against savings and loan holding companies. Accordingly, Life Financial is subject to the jurisdiction of the OTS to initiate and maintain such administrative proceedings pursuant to 12 U.S.C. (S) 1818(b).

     2. OTS Findings of Fact.
        --------------------

The OTS finds that Life Financial has engaged in activities and practices that are unsafe and unsound, and caused the Institution to engage in activities and practices that are unsafe and unsound, and in violation of regulations and regulatory guidance, as follows:

  a) The December 31, 1999 sale to the Institution of $5.2 million in residual assets to the Institution, the June 23, 1999 sale of $25.5 million in residual assets to the Institution, and the October 15, 1999 sale of $40.1 million in loans to the Institution, each exceeded ten percent of capital and surplus of the Institution, in violation of 12 C.F.R. 563.41 (S)
     (a)(1)(i). As a result of these transactions, Life Financial owed the Institution $1.3 million as of June 23, 1999 and $2.2 million as of October 15, 1999 (repaid on July 30, 1999 and November 26, 1999, respectively), which constituted unsecured advances by the Institution in violation of 12 C.F.R. (S) 563.41(c).

  b) In addition, the December 31, 1999 sale of $5.2 million in residual assets to the

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     Institution was not supported by empirical data that showed this transaction was on terms and under circumstances that were substantially the same, or at least as favorable to the Institution as those prevailing at the time for comparable transactions with or involving nonaffiliated companies, in violation of 12 C.F.R. (S) 563.42. Likewise, Life Financial and the Institution failed to provide sufficient support to ensure that bonds and mortgage servicing rights the Institution sold to Life Financial on June 23, 1999 and October 15, 1999 met the qualitative requirements of 12 C.F.R. (S) 563.42. Life Financial and the Institution failed to demonstrate that these transactions were on terms and under circumstances that were substantially the same, or at least as favorable to the Institution as those prevailing at the time for comparable transactions with or involving nonaffiliated companies.

  c) Life Financial had outstanding accounts payable to the Institution of $1.6 million and $98,000 for December 31, 1999 and March 31, 2000, respectively, which constitute unsecured advances by the Institution in violation of 12 C.F.R. (S) 563.41(c).

  d) Further, the June 23, 1999 and October 15, 1999 sales of $25.5 million and $40.1 million, respectively, in assets to the Institution, each exceeded twenty percent of the Institution's capital and surplus in violation of 12 C.F.R. (S) 563.41(a)(1)(ii).

  e) During the fourth quarter of 1998, 1999, and the first quarter of 2000, the Institution paid Life Financial approximately $4.3 million in fees for work performed by Life Capital Markets (LCM) division. Life Financial and the Institution failed to demonstrate that these transactions were on terms and under circumstances that were substantially the same, or at least as favorable to the Institution as those prevailing at the time for

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     comparable transactions with or involving nonaffiliated companies, in violation of 12 C.F.R. (S) 563.42.

  f) The Transactions With Affiliates Log maintained by Life Financial failed to properly identify all transactions with affiliates, and ensure compliance with applicable regulations by the Institution. The Transactions With Affiliates Log erroneously stated that several transactions between Life Financial and the Institution were not subject to the applicable regulations, and the Log was unclear with respect to outgoing and income cash flows.

  g) The Tax Sharing Agreement between Life Financial and the Institution fails to comply with applicable regulatory guidance in that it does not ensure that the tax payment by the Institution does not exceed the lesser of the Institution's tax liability or the combined tax liability of the consolidated entities to the taxing authorities.

     3. Consent.
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     Without admitting or denying the findings contained herein, except as to the jurisdiction of the OTS over Life Financial, which is admitted, Life Financial hereby consents to the issuance by the OTS of the accompanying Order to Cease and Desist ("Order"). Life Financial further agrees to comply with all terms of the Order upon its issuance and stipulates that the Order complies with all requirements of law.

     4. Finality.
        --------

     The Order is issued pursuant to 12 U.S.C. (S) 1818(b). Upon its issuance by the Regional Director for the West Region, or his designee, it shall be a final order, effective and fully enforceable by the OTS under 12 U.S.C. (S) 1818(i).

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     5. Waivers.
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  a) Life Financial hereby waives any and all rights to a written Notice of
     Charges and administrative hearing provided by 12 U.S.C. (S) 1818(b), and further waives any right to seek judicial review of the Order, including any such right provided by 12 U.S.C. (S) 1818(h), or otherwise challenge the validity of the Order.

  b) Life Financial acknowledges and agrees that the consent to the entry of the Order is for the purpose of resolving this OTS enforcement matter only, arising out of the findings described herein, and does not resolve, affect, or preclude any other civil or criminal proceeding that may be or has been brought by the OTS or any other governmental entity.

  c) Life Financial hereby waives any and all claims against the OTS, including its employees and agents, and any other governmental entity for the award of fees, costs or expenses related to this OTS enforcement matter and for the Order, whether arising under common law, the Equal Access to Justice Act (5 U.S.C. (S) 504), or 28 U.S.C. (S) 2412.

     6. Signature of Directors.
        ----------------------

     Each director signing this Stipulation, without admitting or denying the findings contained herein, except as to the jurisdiction of the OTS over Life Financial, which is admitted, attests that he or she voted in favor of a resolution authorizing the execution of the Stipulation.

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     WHEREFORE, Life Financial, by a majority of its directors, executes this
Stipulation and Consent to the Entry of an Order to Cease and Desist, intending to be legally bound thereby.

LIFE FINANCIAL CORPORATION
By a Majority of its Directors:



Robert K. Riley                                     9/25/2000
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Director                                              Date


Milton E. Johnson                                   9/25/2000
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Director                                              Date


Ronald G. Skipper                                   9/25/2000
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Director                                              Date


John D. Goddard                                     9/25/2000
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Director                                              Date


Edgar C. Keller                                     9/25/2000
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Director                                              Date

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